3Q14 Earnings Presentation October 31, 2014 NASDAQ: NTLS NASDAQ: NTLS

Presentation of Financial and Other Important Information USE OF NON-GAAP FINANCIAL MEASURES Included in this presentation are certain non-GAAP financial measures that are not determined in accordance with US generally accepted accounting principles (“GAAP”). These financial performance measures are not indicative of cash provided or used by operating activities and exclude the effects of certain operating, capital and financing costs and may differ from comparable information provided by other companies, and they should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with US generally accepted accounting principles. These financial performance measures are commonly used in the industry and are presented because NTELOS believes they provide relevant and useful information to investors. NTELOS utilizes these financial performance measures to assess its ability to meet future capital expenditure and working capital requirements, to incur indebtedness if necessary, and to fund continued growth. NTELOS also uses these financial performance measures to evaluate the performance of its business, for budget planning purposes and as factors in its employee compensation programs. Adjusted EBITDA is defined as net income attributable to NTELOS Holdings Corp. before interest, income taxes, depreciation and amortization, accretion of asset retirement obligations, deferred SNA revenue, gain/loss on derivatives, net income attributable to non-controlling interests, other expenses/income, equity based compensation charges, certain employee separation charges, gain/loss on sale of assets and secondary offering costs. SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS Any statements contained in this presentation that are not statements of historical fact, including statements about our beliefs and expectations, are forward-looking statements and should be evaluated as such. The words “anticipates,” “believes,” “expects,” “intends,” “plans,” “estimates,” “targets,” “projects,” “should,” “may,” “will” and similar words and expressions are intended to identify forward-looking statements. Such forward-looking statements reflect, among other things, our current expectations, plans and strategies, and anticipated financial results, all of which are subject to known and unknown risks, uncertainties and factors that may cause our actual results to differ materially from those expressed or implied by these forward-looking statements. Many of these risks are beyond our ability to control or predict. Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements. Furthermore, forward-looking statements speak only as of the date they are made. We do not undertake any obligation to update or review any forward-looking information, whether as a result of new information, future events or otherwise. Important factors with respect to any such forward-looking statements, including certain risks and uncertainties that could cause actual results to differ from those contained in the forward-looking statements, include, but are not limited to: our ability to attract and retain retail subscribers to our services; our dependence on our strategic relationship with Sprint Corporation (“Sprint”); a potential increase in roaming rates and wireless handset subsidy costs; rapid development and intense competition in the telecommunications industry; our ability to finance, design, construct and realize the benefits of any planned network technology upgrade; our ability to acquire or gain access to additional spectrum; the potential to experience a high rate of customer turnover; the potential for competitors to build networks in our markets; cash and capital requirements; operating and financial restrictions imposed by our credit agreement; adverse economic conditions; federal and state regulatory fees, requirements and developments; loss of ability to use our current cell sites; our continued reliance on indirect channels of retail distribution; our reliance on certain suppliers and vendors; and other unforeseen difficulties that may occur. These risks and uncertainties are not intended to represent a complete list of all risks and uncertainties inherent in our business, and should be read in conjunction with the more detailed cautionary statements and risk factors included in our SEC filings, including our most recent Annual Report filed on Form 10-K. 2

Agenda 3 3 Michael Huber, Chairman Steb Chandor, Chief Financial Officer Rod Dir, President & Chief Operating Officer (Q&A Session) Craig Highland, SVP Finance & Corporate Development (Q&A Session) • Opening Remarks • Financial Review • Operational Update • Q&A Session

Strategic Objectives 4 4 Implementing our strategic relationship with Sprint to enhance nTelos’s operations Strengthening our retail sales performance Improving our processes and becoming more efficient Increasing the strategic relevance of our assets

Select Third Quarter Developments 5  Postpay subscriber growth stable while prepay softens  Retail wireless environment increasingly competitive  Launch of Equipment Installment Plan (EIP)  4G LTE roll out exceeds half of covered POPs  Company finding ways to increase efficiencies

Operating Revenue Flattening 6 $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 3Q 2013 3Q 2014 Retail Wholesale & Other SNA Settlement 6 millions -9% • 3Q14 revenue decreased 9% from 3Q13 to $119.6 million • Retail revenues up 2% • 3Q13 includes $9.0 million SNA Settlement

Retail Revenue Remains Stable 7 $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 $90.0 3Q 2013 3Q 2014 7 millions +2% • 3Q14 retail revenue increased 3% sequentially and increased 2% from 3Q13 to $81.8 million • Equipment revenue increased $3.3 million • Subscriber revenue decreased $1.7 million

Wholesale/Other Revenue Impacted By SNA Rate Reset 8 $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 3Q 2013 3Q 2014 SNA Settlement 8 millions -25% • 3Q14 wholesale/other revenue decreased 25% from 3Q13 to $37.8 million • Excluding one-time SNA Settlement in 3Q13, wholesale/other revenues in 3Q14 decreased 9% from 3Q13 • 3Q14 billed SNA revenue was up slightly from 2Q14 to $38.1 million (reconciliation provided in earnings release)

Total Subscribers 9 0 50,000 100,000 150,000 200,000 250,000 300,000 350,000 400,000 450,000 500,000 3Q 2013 3Q 2014 Prepaid Subscribers Postpaid Subscribers 9 • Subscribers were flat year-over-year at approximately 457,200 • As of September 30, 2014, postpay subscribers made up 68% of subscriber base

3Q 2014 Net Adds 10 10 • 3Q14 prepaid net adds decreased 4,700 year-over-year • 3Q14 postpaid net adds increased 1,500 year-over-year 1,900 400 2,300 (2,800) 1,900 (900) (4,000) (3,000) (2,000) (1,000) 0 1,000 2,000 3,000 Prepaid Net Adds Postpaid Net Adds Total Net Adds 3Q13 3Q14

3Q 2014 Churn 11 1 4.8% 4.9% 4.6% 4.5% 5.3% 2.2% 2.2% 2.2% 1.8% 2.0% 3.1% 3.1% 3.0% 2.8% 3.1% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 3Q 2013 4Q 2013 1Q 2014 2Q 2014 3Q 2014 Prepaid Churn Postpaid Churn Blended Churn • Postpaid churn remains stable; prepaid churn up due to increased competition

Average Revenue Per Account (ARPA) 12 12 $136.91 $136.88 $137.47 $137.20 $134.18 $60.00 $70.00 $80.00 $90.00 $100.00 $110.00 $120.00 $130.00 $140.00 $150.00 3Q 2013 4Q 2013 1Q 2014 2Q 2014 3Q 2014 ARPA • 3Q14 ARPA roughly down 2% year-over-year to $134.18 • 3Q14 postpay subscribers per account of 2.2 -2%

Operational Expenses 13 13 ($ in millions) 3Q14 3Q131 Cost of sales and services $56.9 $49.6 Customer operations $25.4 $26.5 Corporate operations $8.6 $10.9 Depreciation & Amortization $18.5 $16.6 $109.3 $103.5 1 Operating expenses for 3Q13 have been reclassified to conform to current period presentation. • Increase of 6% driven by higher retention and network costs

Continued Focus on Operational Efficiencies 14 14 Steps Refine retail offerings Right-Fitting retail customer base Enhance online support and self-service Streamline legacy processes and systems Align organization Goals Improve customer experience Increase productivity Reduce costs

Adjusted EBITDA 15 15 $46 $27 $34 $34 $33 $0 $5 $10 $15 $20 $25 $30 $35 $40 $45 $50 3Q 2013 4Q 2013 1Q 2014 2Q 2014 3Q 2014 SNA Settlementmillions • Recent EBITDA performance reflects: • Softening overall revenues • Increased retention expense driven by upgrades • Increased network cost supporting our 4G LTE expansion Please see slide 21 for a reconciliation of net income to adjusted EBITDA.

Capital Investment 16 16 millions $58 $72 $81 $68 $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 FY 2011 FY 2012 FY 2013 YTD 2014 Catalysts: • 2011-2012 Cell site expansion • 2013-2014 Initial LTE deployment Status: • 1,446 cell sites as of September 30, 2014 • LTE network covers over 3.2 million POPs

Capitalization Overview 17 ($ in millions) September 30, 2014 Cash, unrestricted $105.8 Total Debt $526.6 Net Debt $420.8 LTM Adjusted EBITDA $127.8 Secured Term Loan $525.6 Net Debt Leverage 3.3x 17

Guidance (as of October 31, 2014) 18 18 • For the year ended December 31, 2014: • Adjusted EBITDA of $128 - $132 million (from $128 - $135 million) • CapEx of approximately $105 million (from $110 - $120 million)

Questions & Answers

Appendix

Adjusted EBITDA Reconciliation 2 1 1 NTELOS Holdings Corp. Reconciliation of Net Income Attributable to NTELOS Holdings Corp. to Adjusted EBITDA (In thousands) 3Q14 2Q14 1Q14 4Q13 3Q13 Net Income Attributable to NTELOS Holdings Corp. 804$ 484$ 1,286$ (784)$ 10,583$ Net income attributable to noncontrolling interests 352 373 436 403 588 Net Income 1,156 857 1,722 (381) 11,171 Interest expense 8,371 8,315 7,958 7,504 7,480 Income taxes 767 640 1,110 80 8,340 Other expense (income), net 29 92 1,073 161 430 Operating income 10,323 9,904 11,863 7,364 27,421 Depreciation and amortization 18,473 19,929 19,067 17,486 16,559 Accretion of asset retirement obligations 280 331 315 171 135 Equity-based compensation (403) 1,283 1,311 1,330 1,442 SNA Straight Line Adjustment 3,065 1 2,043 1 - - - Other 1,040 3 873 2 1,367 3 375 4 1 Adjusted EBITDA 32,778$ 34,363$ 33,923$ 26,726$ 45,558$ 4 4Q13 $0.4 million related to secondary offering cost. 3 2014 includes $1.0 million charge in 3Q and $1.4 million charge in 1Q related to certain employee separation expenses. 1 Adjustment for impact of recognizing a portion of the billed SNA contract on a straight line basis 2 2Q 2014 includes $0.9 million legal costs related to new Sprint agreement.

ARPA Reconciliation

ARPA Reconciliation - Postpay							
Average Monthly Revenue per Account (ARPA) [1]	**3Q14**	**2Q14**	**1Q14**	**4Q13**	**3Q13**	**FY 2013**	**FY 2012**
(In thousands, except for accounts and ARPA)							
Operating revenues	$ 119,638	$ 117,795	$ 122,082	$ 121,766	$ 130,912	$ 491,882	$ 453,989
Less: prepay service revenues	(15,521)	(16,206)	(16,960)	(16,956)	(16,478)	(65,300)	(58,036)
Less: equipment revenues	(9,802)	(6,560)	(7,491)	(6,572)	(6,540)	(25,245)	(30,078)
Less: wholesale and other adjustments	(37,231)	(37,900)	(40,018)	(40,525)	(50,142)	(172,754)	(165,765)
Postpay service revenues	$ 57,084	$ 57,129	$ 57,613	$ 57,713	$ 57,752	$ 228,583	$ 200,110
Average number of postpay accounts	141,800	138,800	139,700	140,500	140,600	141,700	141,700
Postpay ARPA	$ 134.18	$ 137.20	$ 137.47	$ 136.89	$ 136.91	$ 134.44	$ 117.65

[1] Average monthly revenue per account (ARPA) is computed by dividing postpay service revenues per period by the average number of postpay accounts during that period. As defined, ARPA may not be similar to ARPA measures of other companies, is not a measurement under GAAP and should be considered in addition to, but not as a substitute for, the information contained in the Company's consolidated Income Statement. The Company closely monitors the effects of new rate plans and service offerings on ARPA in order to determine their effectiveness. ARPA provides management useful information concerning the appeal of NTELOS rate plans and service offerings and the Company's performance in attracting and retaining high-value customers.

nTelos

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Reclassified Operating Expenses Reconciliation 2 3 3 • Beginning in 3Q14, nTelos reclassified certain operating expenses to better align with industry reporting practices • Net income has not been affected by the reclassifications NTELOS Holdings Corp. Reconciliation of Operating Expenses (In millions) 3Q14 2Q14 1Q14 4Q13 3Q13 2Q13 1Q13 YTD 2014 FY 2013 Cost of sales and services1 56.9$ 51.3$ 51.8$ 58.0$ 49.6$ 44.9$ 46.5$ 160.0$ 199.0$ Customer operations2 25.4 25.4 27.6 27.9 26.5 25.5 26.3 78.4 106.2 Corporate operations3 8.6 11.3 11.8 11.0 10.9 9.9 10.6 31.6 42.3 Depreciation & amortization 18.5 19.9 19.1 17.5 16.6 20.4 18.5 57.5 72.9 Gai on sale of intangible assets - - - - - (4.4) - - (4.4) 109.3$ 107.9$ 110.2$ 114.4$ 103.5$ 96.3$ 101.9$ 327.4$ 416.1$ 1 Cost of sales and services now includes costs related to equipment incentives used to retain customers formerly presented in Customer operations. 2 Customer operations expense now includes certain billings costs formerly presented in Cost of sales and services. 3 Corporate operations expense now includes certain information technology ("IT") costs formerly presented in Cost of sales and services.

3Q14 Earnings Presentation October 31, 2014 NASDAQ: NTLS NASDAQ: NTLS